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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger
Institutional Funds

SEMI-ANNUAL REPORT
April 30, 2014
(Unaudited)

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Shareholders’ Letter	1
Fund Highlights	12
Portfolio Summary	16
Schedules of Investments	17
Statements of Assets and Liabilities	42
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	62
Additional Information	81

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Shareholders’ Letter	May 20, 2014

Dear Shareholders,

Volatility Persists as Economy Shows Signs of Growing

Equity markets in the United States and abroad produced considerable volatility during the six-month period ended April 30. In the U.S., investors assessed if economic growth in 2014 would support market levels that were driven by multiple expansion during 2013 while severe winter weather threw a cold blanket on consumer spending and real estate. Investors also struggled with uncertainty over the timing of future Federal Reserve actions to reduce fiscal stimulus. Looking abroad, Russia’s annexation of Crimea and moderating economic growth in China also supported market volatility. Yet, a combination of encouraging U.S. economic indicators, such as a strengthening labor market, supported investor sentiment. During the six-month period, the S&P 500 Index climbed 8.36% and hit a record high of 1890.90, while the MSCI ACWI ex USA Index generated a 3.12% return. Emerging market equities as measured by the MSCI Emerging Markets Index trailed both of those indexes with a -2.87% return.

Growth Scare Rattles Stocks

Perhaps the most dramatic event during the reporting period was what we call a “growth scare” that occurred in the first four months of 2014. During growth scares, investors become fearful of high-growth stocks and either liquidate their equity positions or flock to defensive stocks such as consumer names like Wal-Mart Stores, Inc. and “old” technology names such as Microsoft Corp. or International Business Machines Corp. Investors may also favor certain pharmaceutical companies. During the recent growth scare, for example, defensive stocks Wal-Mart and Johnson & Johnson generated gains. At the same time, the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the PowerShares Nasdaq Internet Portfolio exchange traded fund, which consists of high-growth Internet companies, each declined more than 19%. At their peaks, the Arca Biotechnology Index and the Nasdaq Internet Portfolio had forward 12-month price to earnings (P/E) ratios of 27.4 and 33 respectively. Those P/Es declined to 20.6 and 27.8 as of the end of the reporting period.

We maintain that investors who were fearful of high-growth stocks during the first four months of this year overlooked the ability of such growth companies to rapidly expand their earnings and revenues. An overview of cloud computing, one of the most important growth trends within technology, illustrates this concept. Businesses have traditionally housed databases, servers, and other technology equipment in their own facilities. In doing so, companies have been saddled with the costs of storing their technology equipment as well as the costs of committing managerial and employee time to maintaining IT facility performance: those resources generally would be better spent focused on customers, product development, marketing, and other functions that are drivers of business. With cloud computing, vendors assume the responsibility of storing and maintaining technology that customers access remotely via the Internet. By embracing cloud computing, businesses eliminate many of the costs associated with traditional on-premises technology. That can result in cutting technology costs by 30-40%. Cloud computing, therefore, has been growing rapidly as businesses seek to contain technology costs. We estimate that cloud computing technologies now capture 3.5% of the approximately $260 billion that is spent on enterprise technology annually. By 2025, we estimate that enterprise spending will total $350 billion and that providers of cloud computing technology and services will capture 46% of that amount. In the process, they will take market share from traditional providers of on-premises technology.

As a result, we believe that traditional on-premises technology companies are likely to see their revenues and earnings decline as they lose market share to cloud vendors. The technology industry is at a tipping point where the growth and size of cloud computing is increasingly having a negative impact on the ability of traditional on-premises vendors to grow their businesses and profit margins. Thus, while many traditional vendors trade at low P/E multiples, we are cautious on the group as a whole and think that many of the companies are not attractive investments. Conversely, cloud vendors are likely to see their earnings grow quickly, and we believe that some—in particular those that become the new leaders of this wave of technology innovation—will be superior investments as their growth in revenues and profits over the coming years “validates” their higher valuations.

The trend of new products or technology cannibalizing older products isn’t unique to cloud computing. For example, online stores are rapidly capturing market share from traditional vendors, streaming video is replacing DVDs, online media and search are replacing magazine and newspaper advertising, and leading biotechnology companies are producing new drugs that are displacing older treatments. This is the kind of dynamic change within industries that Alger’s investment philosophy and process has, since our founding 50 years ago, perceived as opportunity for investors.

Growth scares are quite common. In fact, in recent years, we’ve seen similar market collapses in confidence or sentiment. In each case, the scares have been temporary, and as investor confidence in the strength of the U.S. economy and in corporate fundamentals returned, so did investors’ focus on companies with the strongest potential future revenue growth and fundamental business opportunities. We believe that this explains why stocks of high-growth companies have outperformed the broad market and low-growth companies in the six- and nine-month periods following the growth scares of 2012 and 2013 (See table below).

High-Growth Companies Have Outperformed the S&P 500 Index and Other Companies in the Months Following Growth Scares.

	Growth Scare of 2012			Growth Scare of 2013
	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)
S&P 500 (SPX)	-9	10	18	-4	15	18
High-Growth Companies
Cloud	-12	17	37	3	27	39
Biotech	1	31	61	-10	37	46
Tech Growth	-25	5	35	-15	44	70
Consumer	-10	5	16	-5	28	41
Slow-Growth Companies
Old Tech	-11	3	6	-6	11	14
Consumer	-2	8	11	-3	7	7
Pharmaceuticals	-4	13	21	-6	7	12

Source: Thomson Reuters FactSet(1)

Fed Watchers Drive Market Volatility

Uncertainty over the Federal Reserve’s timing for reining in stimulus also supported market volatility. Generally speaking, many investors expect the Federal Reserve to unwind its bond purchasing, or quantitative easing, later this year and to raise the federal funds rate next year. When encouraging economic data surfaced during the reporting period, however, some investors grew fearful that the central bank would rein in fiscal stimulus sooner than anticipated. Throughout the reporting period, we remained unconcerned about the potential for the Federal Reserve to speed up its pace for unwinding stimulus. Market interest rates remain lower or unchanged from levels of June of 2012 and we believe the economy still has room to grow, even though it has made considerable progress. Major economic indicators like jobs and inflation are not near levels of past cyclical peaks, and U.S. economic growth is stronger than in many other parts of the world.

Ukraine Becomes Geopolitical Hotspot

Geopolitics also drove market volatility when Russia annexed the Crimea region of the Ukraine in mid-March. The act provoked strong criticism from the U.S. and the European Union, both of which gradually increased sanctions targeting Russia while western banks cut their credit lines to the country. Conditions continued to worsen in April, with pro-Russia separatists seizing control of a regional government headquarters in Luhansk in eastern Ukraine and escalating protests. As the crisis dragged on, most analysts downgraded their already modest economic growth forecasts for Russia, while foreign investors withdrew their assets from the country. Russia’s ruble weakened, causing the country’s central bank to raise interest rates 150 basis points. Russia and the Ukraine are limited trading partners with the U.S. They account for only $13 billion in annual exports and $27.9 billion in imports, which

(1)  To compile data in the table, we looked at the largest market declines in each of the last two years. We defined scares as the time period ranging from the start of a market decline to a market bottom. The 2012 Growth Scare occurred from May 1 to June 5. The 2013 Growth Scare occurred from May 22 to June 25.

limits our country’s ability to exert pressure through economic sanctions. Europe, however, is more closely linked to the two countries, so it has more leverage with imposing sanctions. One possible long-term benefit to the U.S. of the crisis is that Europe, which receives over 30% of its gas from Russia, may turn to the U.S. for energy commodities, which could help support our country’s already robust resurgence in the energy sector.

China Growth Moderates

The rapid growth of China’s economy in recent years has been viewed as a major driver of global economic expansion. The country’s gross domestic product (GDP) grew at a higher-than-expected rate of 7.7% in 2013, yet data in the first quarter portrayed an economy that was weakening into 2014. China’s National People’s Congress in March, furthermore, lowered the country’s official growth target for 2014 to 7.5%. The Chinese government also devalued the renminbi from 6.05 to 6.22 to the U.S. dollar, and concerns over excess manufacturing capacity and news of defaults or near-defaults in the country’s shadow banking system focused investors’ attention on a potential economic slowdown. We maintain that China’s targeted GDP growth for this year is still impressive, especially when considering that the U.S. economy grew at an annualized rate of only 2.6% during the fourth quarter of 2013. The moderation of economic expansion in China also has a silver lining. In the past, the country’s economic growth has fueled massive demand and higher prices for commodities and other resources. A slower Chinese economy, however, may reduce inflationary pressures in many important areas which, in turn, would be supportive of U.S. businesses and consumers.

Reasons for Optimism

Alger believes that issues such as Russia and the Ukraine will continue to drive market volatility that will create attractive buying opportunities for equity investors. We also maintain that the economy is stronger than commonly believed. During the reporting period, unemployment dropped from 7.0% to 6.3% and the number of private-sector employees reached a record high of 116.4 million, according to Cornerstone Macro LP. The last record high of 116 million employees was set in January 2008. At the same time, total employment during April reached 138.3 million, just slightly below the January of 2008 record high of 138.4 million, and strengthening budgets for many states and municipalities suggest that public employers may increase hiring. Improvements in the job market and strong stock market gains during the past few years, meanwhile, pushed the Conference Board’s March Consumer Sentiment Index to a six-year high of 83.9. While it declined slightly in April, it is still at a high level of 82.3.

Another force is also supporting the U.S. economy—a rapidly growing energy industry that is benefiting from new technology, such as hydraulic fracturing, which is making additional reserves of oil and natural gas economically feasible for extraction and is reversing a long trend of declining production of energy commodities. From 1970 to 2008, U.S. oil production declined from 9.6 million barrels a day to only 5 million—a level not experienced since 1949. Since 2008, however, it has rapidly increased, reaching 7.4 million barrels a day as of last year. Natural gas production is also surging, climbing from 49,454 BCF (billion cubic feet) per day in 2005 to 66,768

BCF in 2013. We estimate that with growing energy production, domestic resources are on track to meet 96% of the country’s energy demand by 2020.

The surge in energy production is doing more than just creating jobs: it’s lowering energy costs for U.S. businesses, which is helping to drive a manufacturing renaissance. Just recently, the Boston Consulting Group, citing low energy costs and a lack of upward pressure on labor wages, ranked the U.S. as the second-most competitive country for manufacturing, trailing only China. Certain manufacturers, moreover, are moving their operations from China to the U.S. For example, the Keer Group, which operates a yarn spinning factory in China, plans to build a $218 million factory in North Carolina that will employ 500 workers. Its electric costs will be half of what it pays in China, according to Cornerstone Macro. The strength of manufacturing in the U.S. should not be underestimated—according to the Institute for Supply Management, economic activity in the manufacturing sector expanded in April for the eleventh consecutive month.

We are also encouraged to see the eurozone appear to be strengthening after having weathered a massive sovereign debt crisis. Markit’s eurozone Manufacturing Purchasing Managers’ Index for April rose to 53.4, up from 53 in March. It was the tenth month the index has been above the 50 level that separates growth from contraction. Manufacturing expanded in all eight of the countries tallied by the index. Granted, eurozone economies are not growing quickly, but they have clearly improved.

Across the Pacific, Japan’s economy is struggling with a recent consumption tax hike, but the Bank of Japan is continuing with its aggressive quantitative easing. The Japanese economy is only about one third the size of the U.S., but its quantitative easing program allows the Bank of Japan to spend approximately $68 million each month to buy bonds, real estate investment trusts, and exchange traded funds. In comparison, the U.S. program at its peak was $85 billion a month. The Japanese program is likely to devalue the yen, which would support the country’s exporting levels.

Going Forward

We believe the recent growth scare has created an attractive opportunity for fundamental, research-driven investors to buy equities. Our analysts and portfolio managers are working hard within our proven research-driven investment strategy to identify companies that are best positioned to grow and lead their industries while delivering superior investment returns to their shareholders.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 6.40% for the six-month period ended April 30, 2014, compared to the 6.95% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the

Health Care and Financials sectors was the most important contributor to performance, while Energy and Industrials detracted from results.

Among the most important relative contributors were NXP Semiconductor NV; Google, Inc. Cl. C; Actavis PLC; CVS Caremark Corp.; and Facebook, Inc. Performance of NXP shares benefited from investors’ belief that demand for the company’s semiconductors will grow following the security breach of credit card payment systems for Target stores. NXP products include semiconductor chips that help maintain security of payment systems used by retailers.

Conversely, detracting from overall results on a relative basis were Vistaprint NV; Microsoft Corp.; Amazon.com, Inc.; Pharmacyclics, Inc.; and Union Pacific Corp. Share performance of Amazon weakened in the first quarter. The company’s revenues and earnings had been growing at a rate that is hard to sustain. It announced decelerating revenue growth and earnings that fell below expectations. In addition, Amazon increased fees for its Prime membership program, which stoked fears that the company may suffer from membership churning.

Alger Capital Appreciation Focus Fund

The Alger Capital Appreciation Focus Fund returned 6.09% for the six-month period ended April 30, 2014, compared to the 6.95% return of its benchmark, the Russell 1000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Health Care sectors was the most important contributor to performance, while Industrials and Consumer Discretionary detracted from results.

Among the most important relative contributors were NXP Semiconductor NV; Actavis PLC; Blackstone Group LP; CVS Caremark Corp.; and Google, Inc. Cl. C. Shares of NXP performed strongly due to reasons described in the Alger Capital Appreciation Institutional Fund discussion.

Conversely, detracting from overall results on a relative basis were Copa Holdings SA, Cl. A; Amazon.com, Inc.; Pharmacyclics, Inc.; Vistaprint NV; and General Motors Co. Share performance of Amazon.com weakened due to reasons described in the Alger Capital Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 6.12% for the six-month period ended April 30, 2014, compared to the 6.04% return of the Russell Midcap Growth Index.

During the reporting period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Industrials and Information Technology sectors was the most important contributor to performance, while Health Care and Consumer Discretionary detracted from results.

Among the most important relative contributors were MGM Resorts International; NXP Semiconductor NV; Kate Spade & Co; Idenix Pharmaceuticals, Inc.; and Beam, Inc. Shares of NXP performed strongly due to reasons described in the Alger Capital Appreciation Institutional Fund discussion.

Conversely, detracting from overall results on a relative basis were Nimble Storage, Inc.; Lions Gate Entertainment Corp.; Chipotle Mexican Grill, Inc.; Pharmacyclics, Inc.; and Cornerstone Ondemand, Inc. Shares of Lions Gate Entertainment underperformed late in the reporting period after the company’s release of the movie Divergent generated disappointing box office results. The company produces motion pictures and other entertainment products.

During the reporting period, the Fund purchased options to hedge risk associated with sectors and individual positions. It also wrote options to generate incremental income. The net results of purchasing and writing options had a positive impact on performance.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned -3.39% for the six-month period ended April 30, 2014, compared to the 1.27% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Materials and Telecommunication Services sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary detracted from results.

Among the most important relative contributors were Kate Spade & Co; ARRIS Group, Inc.; Synageva BioPharma Corp.; and Jones Lang LaSalle, Inc. Also contributing to performance were shares of biotechnology company Intercept Pharmaceuticals, Inc. The company is developing treatments for a variety of liver disorders. Its shares performed strongly after it announced favorable data from a trial of its treatment for non-alcoholic steatohepatitis, which is a major type of liver cirrhosis in the U.S.

Conversely, detracting from overall results on a relative basis were Textura Corp.; Endologix, Inc.; Puma Biotechnology, Inc.; The ExOne Co.; and DSW, Inc. Cl. A. In the Health Care sector, Endologix manufactures and markets a product for repairing abdominal aortic aneurysms, which are a leading cause of death in the U.S. The company provided guidance that fell below expectations. It said it experienced delays in the launch of a new delivery tool related to its product and in a clinical trial. It also said certain facilities that were expected to help conduct the trial were being left out of the process.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus for the funds. Fund returns represent the fiscal six-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of April 30, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. For a more detailed discussion of the risks associated with these funds, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•                  The MSCI ACWI ex-USA Index is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The Conference Board’s Consumer Sentiment Index measures consumers’ near term outlook on the economy.

•                  The Boston Consulting Group is a global management consulting firm.

•                  Cornerstone Macro is an economic research firm.

•                  Markit is a global, diversified provider of financial information.

•                  The Institute for Supply Management is a not-for-profit organization that provides education and research on issues regarding the supply of resources that organizations need to attain their objectives.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

FUND PERFORMANCE AS OF 3/31/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class I (Inception 11/8/93)	24.53%	22.28%	10.95%	12.04%
Alger Capital Appreciation Class R (Inception 1/27/03)*	23.89%	21.67%	10.39%	11.48%

Alger Capital Appreciation Focus Class A (Inception 12/31/12)	18.49%	n/a	n/a	22.63%
Alger Capital Appreciation Focus Class C (Inception 12/31/12)	23.20%	n/a	n/a	27.11%
Alger Capital Appreciation Focus Class I (Inception 11/8/93)	25.27%	18.78%	5.90%	8.14%
Alger Capital Appreciation Focus Class Z (Inception 12/31/12)	25.56%	n/a	n/a	28.55%

Alger Mid Cap Growth Class I (Inception 11/8/93)	24.56%	21.77%	6.83%	12.40%
Alger Mid Cap Growth Class R (Inception 1/27/03)*	23.86%	21.13%	6.29%	11.84%

Alger Small Cap Growth Class I (Inception 11/8/93)	20.12%	21.92%	9.31%	9.71%
Alger Small Cap Growth Class R (Inception 1/27/03)*	19.53%	21.34%	8.80%	9.19%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*                               Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	22.77%	19.81%	11.34%	11.94%
Class R (Inception 1/27/03)*	22.13%	19.21%	10.78%	11.38%
Russell 1000 Growth Index	20.66%	19.47%	7.99%	8.50%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION FOCUS FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014. Beginning December 31, 2012 Alger Capital Appreciation Focus Fund changed its investment strategy to invest a substantial portion of its assets in a small number of issuers, in companies of any market capitalization, and to concentrate its holdings in fewer business sectors or industries. Its previous investment strategy did not concentrate holdings and considered securities with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index.  The figures for the Alger Capital Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Focus Fund Class A, Class C and Class Z shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	24.20%	16.63%	6.32%	8.06%
Russell 1000 Growth Index	20.66%	19.47%	7.99%	8.50%

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/2012
Class A (Inception 12/31/12)	17.49%	n/a	n/a	20.31%
Class C (Inception 12/31/12)	22.09%	n/a	n/a	24.32%
Class Z (Inception 12/31/12)	24.50%	n/a	n/a	25.75%
Russell 1000 Growth Index	20.66%	n/a	n/a	25.39%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	21.01%	18.50%	7.20%	12.22%
Class R (Inception 1/27/03)*	20.37%	17.87%	6.66%	11.66%
Russell Midcap Growth Index	20.62%	21.10%	9.63%	9.46%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014. The figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	13.44%	17.73%	8.97%	9.29%
Class R (Inception 1/27/03)*	12.93%	17.17%	8.46%	8.76%
Russell 2000 Growth Index	21.46%	20.50%	8.85%	7.03%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†

April 30, 2014 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Consumer Discretionary	19.0%	19.7%	26.6%	15.5%
Consumer Staples	6.4	5.2	5.4	4.0
Energy	5.0	5.5	6.4	5.7
Financials	7.2	9.7	7.9	7.0
Health Care	16.6	13.0	14.7	20.6
Industrials	10.2	9.4	12.4	17.3
Information Technology	28.3	28.6	18.9	21.2
Materials	3.6	4.8	6.8	6.7
Telecommunication Services	2.2	0.0	0.0	0.5
Short-Term Investments and Net Other Assets	1.5	4.1	0.9	1.5
	100.0%	100.0%	100.0%	100.0%

†           Based on net assets for each Portfolio.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.1%
ADVERTISING—0.9%
Choicestream, Inc.*(L3)	124,658	$99,726
Lamar Advertising Co., Cl. A*	256,929	12,825,896
Nielsen NV	218,300	10,249,185
		23,174,807
AEROSPACE & DEFENSE—3.9%
Honeywell International, Inc.	600,833	55,817,386
Precision Castparts Corp.	77,199	19,538,295
The Boeing Co.	195,324	25,200,702
		100,556,383
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	133,055	13,105,917

AIRLINES—0.8%
Copa Holdings SA, Cl. A	38,125	5,157,550
Delta Air Lines, Inc.	407,067	14,992,278
		20,149,828
APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Kate Spade & Co.*	237,843	8,269,801
Michael Kors Holdings Ltd.*	86,479	7,886,885
PVH Corp.	145,221	18,235,401
Ralph Lauren Corp.	25,520	3,862,962
		38,255,049
APPAREL RETAIL—0.2%
L Brands, Inc.	104,645	5,671,759

APPLICATION SOFTWARE—1.8%
King Digital Entertainment, PLC.*	133,400	2,287,810
Salesforce.com, Inc.*	650,022	33,573,636
SAP AG#	143,353	11,610,160
		47,471,606
AUTO PARTS & EQUIPMENT—2.7%
BorgWarner, Inc.	13,912	864,492
Delphi Automotive PLC.	398,637	26,644,897
Johnson Controls, Inc.	658,237	29,712,818
WABCO Holdings, Inc.*	114,948	12,300,585
		69,522,792
AUTOMOBILE MANUFACTURERS—0.4%
General Motors Co.	261,737	9,024,692
Tesla Motors, Inc.*	6,600	1,372,074
		10,396,766
BIOTECHNOLOGY—5.8%
Amgen, Inc.	200,898	22,450,352
Biogen Idec, Inc.*	82,544	23,700,033
Gilead Sciences, Inc.*	883,676	69,359,729

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Intercept Pharmaceuticals, Inc.*	8,900	$2,350,668
Pharmacyclics, Inc.*	237,222	22,436,457
Puma Biotechnology, Inc.*	34,242	2,586,641
Vertex Pharmaceuticals, Inc.*	137,486	9,307,802
		152,191,682
BROADCASTING—0.8%
CBS Corp., Cl. B	345,438	19,952,499

BUILDING PRODUCTS—0.2%
Fortune Brands Home & Security, Inc.	142,600	5,682,610

CABLE & SATELLITE—2.7%
Comcast Corporation, Cl. A	711,516	36,828,068
DISH Network Corp.*	165,667	9,419,826
Time Warner Cable, Inc.	165,670	23,435,678
		69,683,572
CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	158,200	12,518,366

COMMUNICATIONS EQUIPMENT—1.9%
F5 Networks, Inc.*	143,708	15,113,770
QUALCOMM, Inc.	447,946	35,257,830
		50,371,600
CONSTRUCTION & ENGINEERING—0.5%
Chicago Bridge & Iron Co., NV	19,965	1,598,598
Quanta Services, Inc.*	311,048	10,973,773
		12,572,371
CONSTRUCTION MATERIALS—0.5%
Eagle Materials, Inc.	158,742	13,227,971

CONSUMER FINANCE—1.7%
American Express Co.	342,910	29,980,621
Discover Financial Services	265,361	14,833,680
		44,814,301
DATA PROCESSING & OUTSOURCED SERVICES—3.2%
Alliance Data Systems Corp.*	81,544	19,725,493
Fiserv, Inc.*	69,000	4,193,820
Visa, Inc., Cl. A	295,052	59,780,486
		83,699,799
DEPARTMENT STORES—0.1%
Macy’s, Inc.	22,994	1,320,545

DIVERSIFIED BANKS—0.6%
JPMorgan Chase & Co.	264,313	14,796,242

DIVERSIFIED CHEMICALS—0.5%
Eastman Chemical Co.	80,892	7,051,356

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—(CONT.)
The Dow Chemical Co.	132,500	$6,611,750
		13,663,106
DRUG RETAIL—3.1%
CVS Caremark Corp.	845,118	61,456,981
Walgreen Co.	302,900	20,566,910
		82,023,891
EDUCATION SERVICES—0.1%
New Oriental Education & Technology Group#	100,700	2,436,940

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Eaton Corp., PLC.	196,871	14,300,709

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Potash Corporation of Saskatchewan, Inc.	369,500	13,361,120

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	192,481	14,041,489

HEALTH CARE EQUIPMENT—2.1%
Covidien PLC.	399,400	28,457,250
Insulet Corp.*	129,713	4,881,100
St. Jude Medical, Inc.	356,726	22,641,399
		55,979,749
HEALTH CARE FACILITIES—1.8%
HCA Holdings, Inc.*	924,470	48,072,440

HEALTH CARE TECHNOLOGY—0.1%
athenahealth, Inc.*	17,400	2,151,336

HOME IMPROVEMENT RETAIL—2.5%
Lowe’s Companies, Inc.	132,758	6,094,920
The Home Depot, Inc.	738,235	58,697,065
		64,791,985
HOTELS RESORTS & CRUISE LINES—0.5%
Ctrip.com International Ltd.#*	116,500	5,445,210
Hilton Worldwide Holdings, Inc.*	343,821	7,505,612
		12,950,822
HOUSEHOLD PRODUCTS—0.7%
The Procter & Gamble Co.	213,625	17,634,744

HOUSEWARES & SPECIALTIES—0.6%
Jarden Corp.*	253,412	14,482,496

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
Robert Half International, Inc.	250,336	11,215,053

INDUSTRIAL CONGLOMERATES—0.7%
Danaher Corp.	239,250	17,556,165

INDUSTRIAL MACHINERY—0.5%
Ingersoll-Rand PLC.	239,590	14,327,482

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTEGRATED TELECOMMUNICATION SERVICES—1.6%
Verizon Communications, Inc.	887,518	$41,473,716

INTERNET RETAIL—3.0%
Amazon.com, Inc.*	193,838	58,951,951
The Priceline Group, Inc.*	15,135	17,522,546
TripAdvisor, Inc.*	34,100	2,753,234
		79,227,731
INTERNET SOFTWARE & SERVICES—9.4%
Cornerstone OnDemand, Inc.*	109,200	4,014,192
Demandware, Inc.*	69,957	3,471,966
eBay, Inc.*	664,555	34,443,885
Facebook, Inc.*	1,075,910	64,317,900
Google, Inc., Cl. A*	45,135	24,141,809
Google, Inc., Cl. C*	105,135	55,370,399
LinkedIn Corp.*	19,100	2,931,277
Sina Corp.*	102,000	4,875,600
Trulia, Inc.*	153,300	5,212,200
Vistaprint NV*	199,149	7,860,411
Yahoo! Inc.*	1,062,827	38,208,631
		244,848,270
INVESTMENT BANKING & BROKERAGE—2.0%
Morgan Stanley	1,660,461	51,358,059

IT CONSULTING & OTHER SERVICES—0.6%
International Business Machines Corp.	75,145	14,763,738

LIFE & HEALTH INSURANCE—0.2%
Lincoln National Corp.	125,490	6,087,520

LIFE SCIENCES TOOLS & SERVICES—1.4%
Thermo Fisher Scientific, Inc.	309,475	35,280,150

MANAGED HEALTH CARE—1.7%
Aetna, Inc.	430,500	30,759,225
Cigna Corp.	172,500	13,806,900
		44,566,125
MOVIES & ENTERTAINMENT—0.3%
Twenty-First Century Fox, Inc.	277,300	8,685,036

MULTI-LINE INSURANCE—0.4%
American International Group, Inc.	175,020	9,298,813

OIL & GAS EQUIPMENT & SERVICES—2.8%
Halliburton Company	271,904	17,148,985
National Oilwell Varco, Inc.	230,115	18,070,931
Weatherford International Ltd.*	1,785,746	37,500,666
		72,720,582
OIL & GAS EXPLORATION & PRODUCTION—2.2%
Anadarko Petroleum Corp.	301,811	29,885,325

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Cabot Oil & Gas Corp.	634,076	$24,906,506
Pioneer Natural Resources Co.	19,778	3,822,494
		58,614,325
OTHER DIVERSIFIED FINANCIAL SERVICES—0.1%
Citigroup, Inc.	81,456	3,902,557

PHARMACEUTICALS—3.6%
AbbVie, Inc.	330,117	17,192,494
Actavis PLC.*	132,304	27,033,676
Eli Lilly & Co.	65,200	3,853,320
Merck & Co., Inc.	246,800	14,452,608
Valeant Pharmaceuticals International, Inc.*	141,100	18,866,481
Zoetis, Inc.	437,708	13,245,044
		94,643,623
RAILROADS—0.5%
Union Pacific Corp.	62,300	11,863,789

REGIONAL BANKS—0.2%
Regions Financial Corp.	452,585	4,589,212

RESTAURANTS—1.6%
McDonald’s Corp.	78,096	7,917,372
Starbucks Corp.	221,967	15,675,310
Yum! Brands, Inc.	229,372	17,659,350
		41,252,032
SECURITY & ALARM SERVICES—1.2%
Tyco International Ltd.	780,015	31,902,613

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.*	348,261	20,063,316
SunEdison, Inc.*	202,700	3,897,921
		23,961,237
SEMICONDUCTORS—3.8%
Altera Corp.	181,400	5,899,128
Avago Technologies Ltd.	161,212	10,236,962
Micron Technology, Inc.*	759,033	19,825,942
NXP Semiconductor NV*	1,070,828	63,842,765
		99,804,797
SOFT DRINKS—1.8%
Monster Beverage Corp.*	130,800	8,758,368
PepsiCo, Inc.	447,484	38,434,401
		47,192,769
SPECIALIZED FINANCE—0.8%
IntercontinentalExchange Group, Inc.	96,270	19,681,439

SPECIALTY CHEMICALS—2.1%
Chemtura Corp.*	93,400	2,082,820

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—(CONT.)
Rockwood Holdings, Inc.	549,021	$39,007,942
The Sherwin-Williams Co.	71,000	14,188,640
		55,279,402
SYSTEMS SOFTWARE—0.9%
Microsoft Corp.	551,959	22,299,144

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.8%
Apple, Inc.	231,522	136,618,817
NCR Corp.*	350,042	10,679,781
Western Digital Corp.	50,096	4,414,961
		151,713,559
TOBACCO—0.8%
Lorillard, Inc.	178,600	10,612,412
Philip Morris International, Inc.	120,196	10,268,344
		20,880,756
TRADING COMPANIES & DISTRIBUTORS—0.5%
HD Supply Holdings, Inc.*	217,548	5,608,387
United Rentals, Inc.*	84,289	7,908,837
		13,517,224
WIRELESS TELECOMMUNICATION SERVICES—0.6%
SoftBank Corp.	220,708	16,387,124

TOTAL COMMON STOCKS (Cost $2,222,124,589)		2,533,921,334

PREFERRED STOCKS—0.2%
ADVERTISING—0.1%
Choicestream, Inc.*(L3)	1,074,935	859,949

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(L2)	111,655	3,616,505

TOTAL PREFERRED STOCKS (Cost $4,476,111)		4,476,454

MASTER LIMITED PARTNERSHIP—1.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Blackstone Group LP.	515,028	15,208,777
The Carlyle Group LP.	505,303	16,210,120
		31,418,897
TOTAL MASTER LIMITED PARTNERSHIP (Cost $29,180,194)		31,418,897

Total Investments (Cost $2,255,780,894)(a)	98.5%	2,569,816,685
Other Assets in Excess of Liabilities	1.5%	39,968,654
NET ASSETS	100.0%	$2,609,785,339

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
*	Non-income producing security.
#	American Depositary Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,269,703,739, amounted to $300,112,946 which consisted of aggregate gross unrealized appreciation of $337,504,649 and aggregate gross unrealized depreciation of $37,391,703.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER CAPITAL APPRECIATION FOCUS FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—94.0%
ADVERTISING—0.9%
Lamar Advertising Co., Cl. A*	3,340	$166,733

AEROSPACE & DEFENSE—5.7%
Honeywell International, Inc.	8,170	758,993
The Boeing Co.	2,600	335,452
		1,094,445
APPAREL ACCESSORIES & LUXURY GOODS—2.7%
Kate Spade & Co.*	2,270	78,928
PVH Corp.	3,450	433,216
		512,144
APPLICATION SOFTWARE—1.8%
Salesforce.com, Inc.*	6,740	348,121

AUTO PARTS & EQUIPMENT—4.1%
Delphi Automotive PLC.	6,830	456,517
Johnson Controls, Inc.	7,270	328,168
		784,685
AUTOMOBILE MANUFACTURERS—0.4%
General Motors Co.	2,500	86,200

BIOTECHNOLOGY—4.4%
Gilead Sciences, Inc.*	8,450	663,241
Pharmacyclics, Inc.*	2,050	193,889
		857,130
BROADCASTING—1.5%
CBS Corp., Cl. B	5,080	293,421

CABLE & SATELLITE—2.4%
Comcast Corporation, Cl. A	8,820	456,523

CASINOS & GAMING—0.7%
Las Vegas Sands Corp.	1,630	128,982

COMMUNICATIONS EQUIPMENT—1.1%
F5 Networks, Inc.*	1,990	209,288

CONSTRUCTION & ENGINEERING—0.5%
Quanta Services, Inc.*	2,640	93,139

CONSUMER FINANCE—1.7%
American Express Co.	3,700	323,491

DATA PROCESSING & OUTSOURCED SERVICES—4.8%
Alliance Data Systems Corp.*	1,120	270,928
Visa, Inc., Cl. A	3,200	648,352
		919,280
DIVERSIFIED BANKS—2.1%
JPMorgan Chase & Co.	7,310	409,214

DRUG RETAIL—3.5%
CVS Caremark Corp.	9,150	665,388

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Eaton Corp., PLC.	1,810	131,478

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—2.5%
HCA Holdings, Inc.*	9,420	$489,840

HOME IMPROVEMENT RETAIL—3.4%
The Home Depot, Inc.	8,320	661,523

INTERNET RETAIL—2.7%
Amazon.com, Inc.*	1,680	510,938

INTERNET SOFTWARE & SERVICES—10.9%
eBay, Inc.*	6,470	335,340
Facebook, Inc.*	9,180	548,780
Google, Inc., Cl. A*	470	251,394
Google, Inc., Cl. C*	900	473,994
Vistaprint NV*	2,050	80,914
Yahoo! Inc.*	11,520	414,144
		2,104,566
INVESTMENT BANKING & BROKERAGE—3.4%
Morgan Stanley	21,280	658,190

LIFE SCIENCES TOOLS & SERVICES—1.9%
Thermo Fisher Scientific, Inc.	3,190	363,660

MANAGED HEALTH CARE—1.2%
Aetna, Inc.	3,230	230,784

OIL & GAS EQUIPMENT & SERVICES—3.0%
Halliburton Company	4,116	259,596
Weatherford International Ltd.*	15,400	323,400
		582,996
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Anadarko Petroleum Corp.	2,650	262,403
Cabot Oil & Gas Corp.	5,450	214,076
		476,479
PHARMACEUTICALS—3.0%
Actavis PLC.*	1,840	375,967
Valeant Pharmaceuticals International, Inc.*	1,460	195,217
		571,184
REGIONAL BANKS—0.6%
ViewPoint Financial Group, Inc.	4,650	121,226

RESTAURANTS—0.9%
Yum! Brands, Inc.	2,370	182,466

SECURITY & ALARM SERVICES—2.5%
Tyco International Ltd.	11,960	489,164

SEMICONDUCTORS—3.9%
Micron Technology, Inc.*	6,570	171,608
NXP Semiconductor NV*	9,670	576,526
		748,134
SOFT DRINKS—1.7%
PepsiCo, Inc.	3,790	325,523

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—4.8%
Rockwood Holdings, Inc.	8,030	$570,532
The Sherwin-Williams Co.	1,810	361,710
		932,242
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.1%
Apple, Inc.	1,853	1,093,437
NCR Corp.*	2,640	80,546
		1,173,983
TOTAL COMMON STOCKS (Cost $16,898,459)		18,102,560

MASTER LIMITED PARTNERSHIP—1.9%
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
Blackstone Group LP.	12,230	361,152
(Cost $281,142)		361,152

Total Investments (Cost $17,179,601)(a)	95.9%	18,463,712
Other Assets in Excess of Liabilities	4.1%	791,946
NET ASSETS	100.0%	$19,255,658

‡                           Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                           Non-income producing security.

(a)                   At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $17,172,599, amounted to $1,291,113 which consisted of aggregate gross unrealized appreciation of $1,516,000 and aggregate gross unrealized depreciation of $224,887.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%
ADVERTISING—0.0%
Choicestream, Inc.*(L3)	8,930	$7,144

AEROSPACE & DEFENSE—1.3%
B/E Aerospace, Inc.*	13,400	1,176,118
TransDigm Group, Inc.	5,000	889,350
		2,065,468
AIRLINES—1.3%
Copa Holdings SA, Cl. A	800	108,224
Delta Air Lines, Inc.	50,900	1,874,647
		1,982,871
APPAREL ACCESSORIES & LUXURY GOODS—4.3%
Kate Spade & Co.*	44,400	1,543,788
Michael Kors Holdings Ltd.*	19,700	1,796,640
PVH Corp.	15,700	1,971,449
Ralph Lauren Corp.	3,800	575,206
Under Armour, Inc., Cl. A*	18,300	894,687
		6,781,770
APPAREL RETAIL—1.3%
L Brands, Inc.	20,100	1,089,420
Ross Stores, Inc.	14,900	1,014,392
		2,103,812
APPLICATION SOFTWARE—1.8%
King Digital Entertainment, PLC.*	29,000	497,350
Synchronoss Technologies, Inc.*	41,400	1,260,216
Workday, Inc.*	15,300	1,117,971
		2,875,537
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Affiliated Managers Group, Inc.*	7,300	1,446,860
Artisan Partners Asset Management, Inc.	12,000	696,840
		2,143,700
AUTO PARTS & EQUIPMENT—4.5%
BorgWarner, Inc.	32,700	2,031,978
Delphi Automotive PLC.	34,450	2,302,638
Johnson Controls, Inc.	26,900	1,214,266
WABCO Holdings, Inc.*	14,400	1,540,944
		7,089,826
AUTOMOBILE MANUFACTURERS—0.7%
Tesla Motors, Inc.*	5,100	1,060,239

BIOTECHNOLOGY—4.3%
Aegerion Pharmaceuticals, Inc.*	17,700	783,402
BioMarin Pharmaceutical, Inc.*	10,300	599,769
Celldex Therapeutics, Inc.*	18,400	276,000
Gilead Sciences, Inc.*	16,500	1,295,085
Intercept Pharmaceuticals, Inc.*	1,300	343,356

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Pharmacyclics, Inc.*	17,600	$1,664,608
Portola Pharmaceuticals, Inc.*	18,700	438,702
Vertex Pharmaceuticals, Inc.*	19,500	1,320,150
		6,721,072
BROADCASTING—0.7%
CBS Corp., Cl. B~	19,900	1,149,424

BUILDING PRODUCTS—1.3%
Fortune Brands Home & Security, Inc.	25,400	1,012,190
Lennox International, Inc.	13,200	1,106,556
		2,118,746
CABLE & SATELLITE—3.0%
DISH Network Corp.*	19,500	1,108,770
Time Warner Cable, Inc.	25,300	3,578,938
		4,687,708
CASINOS & GAMING—0.2%
Wynn Resorts Ltd.	1,900	387,391

COMMUNICATIONS EQUIPMENT—2.1%
ARRIS Group, Inc.*	46,700	1,218,403
CommScope Holding Co., Inc.*	28,600	763,048
F5 Networks, Inc.*	12,500	1,314,625
		3,296,076
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Oshkosh Corp.	20,500	1,137,955

CONSTRUCTION MATERIALS—0.5%
Eagle Materials, Inc.	9,400	783,302

CONSUMER FINANCE—0.9%
Discover Financial Services	24,400	1,363,960

DATA PROCESSING & OUTSOURCED SERVICES—2.5%
Alliance Data Systems Corp.*,~	7,800	1,886,820
Fiserv, Inc.*	32,800	1,993,584
		3,880,404
DEPARTMENT STORES—1.0%
Macy’s, Inc.	28,600	1,642,498

DISTRIBUTORS—0.9%
LKQ Corp.*	47,400	1,380,288

DIVERSIFIED CHEMICALS—0.6%
Eastman Chemical Co.	10,700	932,719

ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
Eaton Corp., PLC.	10,600	769,984
Hubbell, Inc., Cl. B	9,400	1,106,568
Rockwell Automation, Inc.	5,600	667,408
		2,543,960

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC EQUIPMENT MANUFACTURERS—0.5%
OSI Systems, Inc.*	13,300	$742,273

FOOD RETAIL—1.5%
The Kroger Co.	33,800	1,556,152
Whole Foods Market, Inc.	14,600	725,620
		2,281,772
HEALTH CARE EQUIPMENT—1.9%
ABIOMED, Inc.*	22,400	530,656
St. Jude Medical, Inc.	25,700	1,631,179
Zimmer Holdings, Inc.	8,000	774,400
		2,936,235
HEALTH CARE FACILITIES—2.7%
HCA Holdings, Inc.*,~	57,800	3,005,600
Tenet Healthcare Corporation*	25,800	1,163,064
		4,168,664
HEALTH CARE TECHNOLOGY—0.5%
athenahealth, Inc.*	5,900	729,476

HOUSEWARES & SPECIALTIES—1.2%
Jarden Corp.*	33,900	1,937,385

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Robert Half International, Inc.	24,800	1,111,040

INDUSTRIAL MACHINERY—1.5%
Donaldson Co., Inc.	26,300	1,106,967
Ingersoll-Rand PLC.	21,100	1,261,780
		2,368,747
INSURANCE BROKERS—0.6%
Aon PLC.	10,680	906,518

INTERNET RETAIL—0.3%
NetFlix, Inc.*	1,500	483,060

INTERNET SOFTWARE & SERVICES—2.7%
Cornerstone OnDemand, Inc.*	35,100	1,290,276
Demandware, Inc.*	11,500	570,745
OpenTable, Inc.*	8,200	550,712
Trulia, Inc.*	30,100	1,023,400
Yahoo! Inc.*	23,500	844,825
		4,279,958
LEISURE FACILITIES—1.2%
SeaWorld Entertainment, Inc.	61,500	1,848,690

LEISURE PRODUCTS—0.5%
Hasbro, Inc.	13,118	724,901

LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	25,000	1,212,750

MANAGED HEALTH CARE—2.2%
Cigna Corp.	42,500	3,401,700

	SHARES	VALUE
COMMON STOCKS—(CONT.)
METAL & GLASS CONTAINERS—1.1%
Crown Holdings, Inc.*	36,500	$1,721,705

MOTORCYCLE MANUFACTURERS—0.5%
Harley-Davidson, Inc.	11,400	842,916

OIL & GAS DRILLING—0.5%
Seadrill Ltd.	20,700	729,054

OIL & GAS EQUIPMENT & SERVICES—1.9%
Cameron International Corp.*^	39,050	2,536,688
Superior Energy Services, Inc.	11,300	371,996
		2,908,684
OIL & GAS EXPLORATION & PRODUCTION—3.9%
Cabot Oil & Gas Corp.^	71,500	2,808,520
Denbury Resources, Inc.	109,200	1,836,744
Pioneer Natural Resources Co.^	7,500	1,449,525
		6,094,789
OIL & GAS STORAGE & TRANSPORTATION—0.1%
Cheniere Energy, Inc.*	2,900	163,705

PACKAGED FOODS & MEATS—2.2%
Mead Johnson Nutrition Co., Cl. A	16,700	1,473,942
The Hershey Co.	19,800	1,905,552
		3,379,494
PAPER PACKAGING—1.0%
Graphic Packaging Holding Co.*	154,800	1,588,248

PHARMACEUTICALS—2.9%
Actavis PLC.*,~	16,000	3,269,280
Jazz Pharmaceuticals PLC.*	9,900	1,335,510
		4,604,790
REAL ESTATE SERVICES—0.6%
Jones Lang LaSalle, Inc.	8,100	938,709

RESEARCH & CONSULTING SERVICES—0.5%
CoStar Group, Inc.*	5,000	804,450

RESTAURANTS—1.6%
Chipotle Mexican Grill, Inc.*	900	448,650
Yum! Brands, Inc.	26,700	2,055,633
		2,504,283
SECURITY & ALARM SERVICES—1.2%
Tyco International Ltd.	47,900	1,959,110

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.*	26,900	1,549,709
SunEdison, Inc.*	15,500	298,065
		1,847,774
SEMICONDUCTORS—4.6%
Avago Technologies Ltd.	32,900	2,089,150
Cree, Inc.*	9,600	452,832

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Micron Technology, Inc.*	46,100	$1,204,132
Microsemi Corp.*	64,100	1,507,632
NXP Semiconductor NV*	33,800	2,015,156
		7,268,902
SOFT DRINKS—0.6%
Monster Beverage Corp.*	13,600	910,656

SPECIALIZED FINANCE—1.9%
IntercontinentalExchange Group, Inc.	7,400	1,512,856
Moody’s Corp.	17,800	1,397,300
		2,910,156
SPECIALTY CHEMICALS—3.6%
Chemtura Corp.*	40,700	907,610
Rockwood Holdings, Inc.	25,600	1,818,880
The Sherwin-Williams Co.	14,200	2,837,728
		5,564,218
SPECIALTY STORES—4.7%
Cabela’s, Inc.*	12,100	793,881
Signet Jewelers Ltd.	15,700	1,590,724
Tiffany & Co.	19,198	1,679,633
Tractor Supply Co.~	25,800	1,734,792
Ulta Salon, Cosmetics & Fragrance, Inc.*	17,500	1,534,925
		7,333,955
SYSTEMS SOFTWARE—1.4%
CommVault Systems, Inc.*	13,300	643,720
ServiceNow, Inc.*	32,000	1,591,040
		2,234,760
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.1%
NCR Corp.*	32,700	997,677
Nimble Storage, Inc.*	25,873	637,769
Western Digital Corp.	18,700	1,648,031
		3,283,477
TOBACCO—1.1%
Lorillard, Inc.	28,400	1,687,528

TRADING COMPANIES & DISTRIBUTORS—1.7%
MSC Industrial Direct Co., Inc.	7,600	692,056
United Rentals, Inc.*	12,600	1,182,258
WW Grainger, Inc.	3,200	814,080
		2,688,394
TRUCKING—0.6%
Swift Transportation Co.*	41,500	998,075

TOTAL COMMON STOCKS (Cost $140,868,524)		152,236,871

	SHARES	VALUE
PREFERRED STOCKS—0.2%
ADVERTISING—0.0%
Choicestream, Inc.*(L3)	77,008	$61,607

PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(L2)	7,588	245,775

TOTAL PREFERRED STOCKS (Cost $307,357)		307,382

MASTER LIMITED PARTNERSHIP—0.9%
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
The Carlyle Group LP.	44,300	1,421,144
(Cost $1,470,007)		1,421,144

REAL ESTATE INVESTMENT TRUST—0.8%
RETAIL—0.8%
Tanger Factory Outlet Centers, Inc.	32,800	1,170,304
(Cost $1,177,297)		1,170,304

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Cheniere Energy, Inc./ May/ 50*,~	90	2,970
Hess Corp./ May/ 82.5*,~	596	8,344
Hess Corp./ May/ 85*,~	148	3,848
HollyFrontier Corp./ May/ 48*,~	30	600
PDC Energy, Inc./ May/ 55*,~(L2)	30	750
SPDR S&P 500 ETF Trust/ May/ 185*,~	150	12,150
Whiting Petroleum Corp./ May/ 67.5*,~	448	23,744

TOTAL PUT OPTIONS (Cost $97,244)		52,406

TOTAL PURCHASED OPTIONS (Cost $97,244)		52,406

Total Investments (Cost $143,920,429)(a)	99.1%	155,188,107
Other Assets in Excess of Liabilities	0.9%	1,420,385
NET ASSETS	100.0%	$156,608,492

‡                           Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

(L3)           Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

*                           Non-income producing security.

~                           All or a portion of this security has been pledged as collateral for written put options.

^                            All or a portion of this security has been pledged as collateral for written call options.

(L2)           Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

(a)                   At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $144,416,955, amounted to $10,771,152 which consisted of aggregate gross unrealized appreciation of $16,902,425 and aggregate gross unrealized depreciation of $6,131,273.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cameron International Corp./ May/ 65	(168)	(16,800)	$(19,320)
Cheniere Energy, Inc./ May/ 55	(90)	(9,000)	(13,140)
Cheniere Energy, Inc./ May/ 60(L2)	(60)	(6,000)	(26,400)
Denbury Resources, Inc./ May/ 18(L2)	(90)	(9,000)	(9,900)
Hess Corp./ May/ 87.5	(30)	(3,000)	(2,160)
Hess Corp./ May/ 90	(148)	(14,800)	(26,492)
HollyFrontier Corp./ May/ 49	(30)	(3,000)	(690)
HollyFrontier Corp./ May/ 50	(30)	(3,000)	(1,320)
Nabors Industries Ltd./ May/ 25	(149)	(14,900)	(5,811)
Northern Oil and Gas, Inc./ May/ 15(L2)	(239)	(23,900)	(7,170)
Northern Oil and Gas, Inc./ May/ 16(L2)	(149)	(14,900)	(11,920)
PDC Energy, Inc./ May/ 60	(30)	(3,000)	(4,050)
PDC Energy, Inc./ May/ 65(L2)	(30)	(3,000)	(9,000)
Pioneer Natural Resources Co./ May/ 195	(23)	(2,300)	(18,400)
Pioneer Natural Resources Co./ May/ 200	(8)	(800)	(8,800)
SPDR S&P 500 ETF Trust/ May/ 184	(150)	(15,000)	(9,450)
Superior Energy Services, Inc./ May/ 32.5(L2)	(314)	(31,400)	(17,270)
Whiting Petroleum Corp./ May/ 70	(90)	(9,000)	(9,810)
Whiting Petroleum Corp./ May/ 72.5	(269)	(26,900)	(53,262)
Whiting Petroleum Corp./ May/ 75	(90)	(9,000)	(29,700)
TOTAL PUT OPTIONS WRITTEN (Premiums Received $(425,476))			(284,065)
CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ June/ 37.5	(30)	(3,000)	(7,950)
Cabot Oil & Gas Corp./ May/ 37.5	(75)	(7,500)	(15,375)
Cameron International Corp./ May/ 55(L2)	(61)	(6,100)	(57,950)
Cameron International Corp./ May/ 57.5	(31)	(3,100)	(22,630)
Cameron International Corp./ May/ 60	(139)	(13,900)	(69,500)
Cameron International Corp./ May/ 62.5(L2)	(62)	(6,200)	(16,740)
Pioneer Natural Resources Co./ May/ 175(L2)	(23)	(2,300)	(40,250)
Pioneer Natural Resources Co./ May/ 180	(8)	(800)	(11,280)
TOTAL CALL OPTIONS WRITTEN (Premiums Received $(235,627))			(241,675)
TOTAL OPTIONS WRITTEN (Premiums Received $(661,103))			$(525,740)

‡                                Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

(L2)                Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—95.5%
AEROSPACE & DEFENSE—2.2%
Esterline Technologies Corp.*	49,675	$5,415,568
HEICO Corp.	63,650	3,521,118
Hexcel Corp.*	225,450	9,399,011
		18,335,697
AIR FREIGHT & LOGISTICS—1.0%
HUB Group, Inc., Cl. A*	186,050	8,307,133

AIRLINES—1.0%
Spirit Airlines, Inc.*	151,050	8,585,682

ALTERNATIVE CARRIERS—0.5%
Cogent Communications Group, Inc.	126,000	4,343,220

APPAREL ACCESSORIES & LUXURY GOODS—2.1%
G-III Apparel Group Ltd.*	115,000	8,253,550
Kate Spade & Co.*	199,650	6,941,831
Quiksilver, Inc.*	385,300	2,473,626
		17,669,007
APPAREL RETAIL—1.6%
ANN, Inc.*	151,750	5,947,082
DSW, Inc., Cl. A	218,000	7,279,020
		13,226,102
APPLICATION SOFTWARE—2.2%
Aspen Technology, Inc.*	225,800	9,707,142
Synchronoss Technologies, Inc.*	185,900	5,658,796
Ultimate Software Group, Inc.*	28,750	3,439,362
		18,805,300
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
Evercore Partners, Inc., Cl. A	81,200	4,338,516
Financial Engines, Inc.	113,300	5,013,525
WisdomTree Investments, Inc.*	333,752	3,768,060
		13,120,101
AUTO PARTS & EQUIPMENT—1.4%
American Axle & Manufacturing Holdings, Inc.*	388,900	6,864,085
Tenneco, Inc.*	82,350	4,930,294
		11,794,379
AUTOMOTIVE RETAIL—0.7%
Monro Muffler Brake, Inc.	113,250	6,387,300

BIOTECHNOLOGY—7.1%
ACADIA Pharmaceuticals, Inc.*	159,950	3,219,793
Aegerion Pharmaceuticals, Inc.*	55,250	2,445,365
Alnylam Pharmaceuticals, Inc.*	34,900	1,728,597
Bluebird Bio, Inc.*	97,750	1,935,450
Celldex Therapeutics, Inc.*	199,100	2,986,500
Cepheid, Inc.*	158,450	6,889,406
Cubist Pharmaceuticals, Inc.*	117,450	8,228,547

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Foundation Medicine, Inc.*	82,550	$2,407,158
Intercept Pharmaceuticals, Inc.*	15,400	4,067,448
Ironwood Pharmaceuticals, Inc.*	461,350	5,084,077
Isis Pharmaceuticals, Inc.*	57,850	1,539,388
Neuralstem, Inc.*	495,800	1,784,880
Neurocrine Biosciences, Inc.*	196,400	2,753,528
Orexigen Therapeutics, Inc.*	687,450	3,863,469
Portola Pharmaceuticals, Inc.*	173,000	4,058,580
Puma Biotechnology, Inc.*	39,250	2,964,945
Synageva BioPharma Corp.*	50,950	4,400,552
		60,357,683
BROADCASTING—0.9%
Cumulus Media, Inc., Cl. A*	1,186,450	7,605,145

BUILDING PRODUCTS—1.7%
AO Smith Corp.	160,500	7,504,980
NCI Building Systems, Inc.*	440,350	6,887,074
		14,392,054
COMMODITY CHEMICALS—1.0%
Calgon Carbon Corp.*	421,650	8,445,649

COMMUNICATIONS EQUIPMENT—2.7%
Applied Optoelectronics, Inc.*	130,200	2,929,500
ARRIS Group, Inc.*	341,250	8,903,212
Ciena Corp.*	256,500	5,071,005
Finisar Corp.*	231,850	6,062,878
		22,966,595
CONSTRUCTION & ENGINEERING—0.3%
Primoris Services Corp.	92,800	2,596,544

CONSTRUCTION MATERIALS—0.7%
Eagle Materials, Inc.	71,400	5,949,762

CONSUMER FINANCE—0.7%
Portfolio Recovery Associates, Inc.*	103,050	5,889,308

DATA PROCESSING & OUTSOURCED SERVICES—2.0%
MAXIMUS, Inc.	213,300	9,080,181
WEX, Inc.*	81,085	7,781,727
		16,861,908
DRUG RETAIL—1.1%
Rite Aid Corp.*	1,232,700	8,998,710

EDUCATION SERVICES—1.0%
Grand Canyon Education, Inc.*	192,050	8,281,196

ELECTRICAL COMPONENTS & EQUIPMENT—1.0%
Acuity Brands, Inc.	61,400	7,648,598
Plug Power, Inc.*	260,800	1,212,720
		8,861,318

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC COMPONENTS—0.8%
Belden, Inc.	87,450	$6,454,684

ELECTRONIC EQUIPMENT MANUFACTURERS—2.3%
Cognex Corp.*	141,850	4,883,895
Control4 Corp.*	140,150	2,475,049
FEI Co.	67,700	5,383,504
OSI Systems, Inc.*	123,750	6,906,488
		19,648,936
FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	108,564	7,494,173

FOREST PRODUCTS—0.8%
Louisiana-Pacific Corp.*	408,850	6,701,052

HEALTH CARE EQUIPMENT—2.7%
Insulet Corp.*	222,050	8,355,742
Thoratec Corp.*	157,350	5,157,933
Wright Medical Group, Inc.*	329,821	9,020,604
		22,534,279
HEALTH CARE FACILITIES—2.0%
Acadia Healthcare Co., Inc.*	151,950	6,384,939
Healthsouth Corp.	295,200	10,225,728
		16,610,667
HEALTH CARE SERVICES—0.9%
Team Health Holdings, Inc.*	163,350	7,919,208

HEALTH CARE SUPPLIES—1.7%
Align Technology, Inc.*	176,400	8,888,796
Endologix, Inc.*	362,350	4,594,598
TearLab Corp.*	224,700	970,704
		14,454,098
HEALTH CARE TECHNOLOGY—1.3%
athenahealth, Inc.*	48,600	6,008,904
HMS Holdings Corp.*	305,850	4,945,594
		10,954,498
HOME IMPROVEMENT RETAIL—0.5%
Lumber Liquidators Holdings, Inc.*	44,850	3,909,126

HOMEBUILDING—0.6%
Taylor Morrison Home Corp., Cl. A*	255,750	5,424,458

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.1%
On Assignment, Inc.*	273,950	9,588,250

INDUSTRIAL MACHINERY—4.4%
Actuant Corp., Cl. A	189,760	6,425,274
Middleby Corp.*	31,550	7,965,744
RBC Bearings, Inc.*	100,600	6,263,356
Rexnord Corp.*	195,450	5,226,333
The ExOne Co.*	104,650	3,614,611

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—(CONT.)
Watts Water Technologies, Inc.	152,600	$8,118,320
		37,613,638
INSURANCE BROKERS—0.5%
eHealth, Inc.*	97,200	4,071,708

INTERNET SOFTWARE & SERVICES—4.1%
Care.com, Inc.*	120,950	1,481,638
Cornerstone OnDemand, Inc.*	94,780	3,484,113
DealerTrack Holdings, Inc.*	154,600	7,063,674
Demandware, Inc.*	70,165	3,482,289
OpenTable, Inc.*	77,000	5,171,320
SPS Commerce, Inc.*	80,650	4,177,670
Trulia, Inc.*	181,950	6,186,300
Vistaprint NV*	106,050	4,185,793
		35,232,797
IT CONSULTING & OTHER SERVICES—0.5%
InterXion Holding NV*	167,400	4,327,290

LEISURE FACILITIES—1.6%
Life Time Fitness, Inc.*	86,645	4,158,960
Six Flags Entertainment Corp.	226,300	9,083,682
		13,242,642
LEISURE PRODUCTS—1.0%
Brunswick Corp.	205,150	8,244,978

LIFE SCIENCES TOOLS & SERVICES—1.6%
Charles River Laboratories International, Inc.*	135,450	7,276,374
ICON PLC.#*	169,750	6,581,207
		13,857,581
MANAGED HEALTH CARE—1.0%
Molina Healthcare, Inc.*	235,650	8,813,310

METALS & MINING—0.3%
US Silica Holdings, Inc.	61,800	2,791,506

MOVIES & ENTERTAINMENT—0.7%
Lions Gate Entertainment Corp.	236,400	6,271,692

OFFICE SERVICES & SUPPLIES—0.5%
Herman Miller, Inc.	135,350	4,172,841

OIL & GAS EQUIPMENT & SERVICES—1.2%
Bristow Group, Inc.	83,300	6,397,440
Hornbeck Offshore Services, Inc.*	88,200	3,654,126
		10,051,566
OIL & GAS EXPLORATION & PRODUCTION—4.5%
Approach Resources, Inc.*	279,400	5,797,550
Delek US Holdings, Inc.	78,050	2,496,820
Kodiak Oil & Gas Corp.*	462,450	5,877,739
Northern Oil and Gas, Inc.*	638,150	9,846,655

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
PDC Energy, Inc.*	108,000	$6,876,360
Rosetta Resources, Inc.*	150,210	7,110,941
		38,006,065
PACKAGED FOODS & MEATS—2.0%
B&G Foods, Inc.	245,100	8,039,280
Hain Celestial Group, Inc.*	99,417	8,551,850
		16,591,130
PAPER PACKAGING—0.7%
Graphic Packaging Holding Co.*	571,050	5,858,973

PAPER PRODUCTS—0.5%
KapStone Paper and Packaging Corp.*	147,850	3,900,283

PHARMACEUTICALS—2.1%
AcelRx Pharmaceuticals, Inc.*	242,350	2,622,227
Aratana Therapeutics, Inc.*	122,750	1,691,495
Auxilium Pharmaceuticals, Inc.*	191,300	4,306,163
Horizon Pharma, Inc.*	300,950	4,267,471
Questcor Pharmaceuticals, Inc.	60,350	4,959,563
		17,846,919
REAL ESTATE SERVICES—0.6%
Jones Lang LaSalle, Inc.	46,450	5,383,091

REGIONAL BANKS—0.6%
ViewPoint Financial Group, Inc.	209,650	5,465,576

RESEARCH & CONSULTING SERVICES—1.5%
CoStar Group, Inc.*	37,455	6,026,135
The Advisory Board Co.*	118,450	6,782,447
		12,808,582
RESTAURANTS—1.9%
Fiesta Restaurant Group, Inc.*	167,050	6,115,701
Papa John’s International, Inc.	148,450	6,511,017
Popeyes Louisiana Kitchen, Inc.*	96,350	3,670,935
		16,297,653
SEMICONDUCTOR EQUIPMENT—0.8%
SunEdison, Inc.*	355,450	6,835,304

SEMICONDUCTORS—4.0%
Applied Micro Circuits Corporation*	410,900	3,989,839
Cypress Semiconductor Corp.	611,450	5,790,431
Intersil Corp.	385,400	4,755,836
Microsemi Corp.*	367,150	8,635,368
RF Micro Devices, Inc.*	624,250	5,268,670
Semtech Corp.*	230,750	5,533,385
		33,973,529
SPECIALIZED CONSUMER SERVICES—0.9%
LifeLock, Inc.*	144,750	2,272,575

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED CONSUMER SERVICES—(CONT.)
Sotheby’s	127,600	$5,366,856
		7,639,431
SPECIALTY CHEMICALS—2.7%
Chemtura Corp.*	366,050	8,162,915
Cytec Industries, Inc.	58,200	5,547,624
PolyOne Corp.	252,500	9,461,175
		23,171,714
SPECIALTY STORES—0.6%
Five Below, Inc.*	137,540	5,544,237

SYSTEMS SOFTWARE—1.6%
CommVault Systems, Inc.*	91,600	4,433,440
FleetMatics Group PLC.*	187,250	5,623,117
Proofpoint, Inc.*	125,550	3,193,992
		13,250,549
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.2%
Nimble Storage, Inc.*	61,100	1,506,115

THRIFTS & MORTGAGE FINANCE—0.3%
MGIC Investment Corp.*	301,500	2,592,900

TRADING COMPANIES & DISTRIBUTORS—1.5%
Beacon Roofing Supply, Inc.*	213,700	7,603,446
H&E Equipment Services, Inc.*	142,600	5,497,230
		13,100,676
TRUCKING—1.1%
Swift Transportation Co.*	372,500	8,958,625

TOTAL COMMON STOCKS (Cost $692,516,608)		810,896,123

PREFERRED STOCKS—0.2%
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(L2)	41,238	1,335,699
(Cost $1,335,699)		1,335,699

RIGHTS—%
BIOTECHNOLOGY—%
Neuralstem, Inc., 1/8/2019*(L2)	250,375	—
(Cost $0)		—

MASTER LIMITED PARTNERSHIP—0.4%
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Fortress Investment Group LLC, Cl. A	486,612	3,479,276
(Cost $3,337,352)		3,479,276

REAL ESTATE INVESTMENT TRUST—2.4%
HEALTH CARE—0.5%
Healthcare Realty Trust, Inc.	167,400	4,210,110

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
OFFICE—0.9%
Dupont Fabros Technology, Inc.	326,600	$7,913,518

SPECIALIZED—1.0%
Sovran Self Storage, Inc.	108,150	8,208,585

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $20,417,784)		20,332,213

Total Investments (Cost $717,607,443)(a)	98.5%	836,043,311
Other Assets in Excess of Liabilities	1.5%	12,548,217
NET ASSETS	100.0%	$848,591,528

‡                                Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                                Non-income producing security.

#                                American Depositary Receipts.

(L2)                Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

(a)                       At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $722,733,819, amounted to $113,309,492 which consisted of aggregate gross unrealized appreciation of $155,063,390 and aggregate gross unrealized depreciation of $41,753,898.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statement of Assets and Liabilities April 30, 2014 (Unaudited)

	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$2,569,816,685	$18,463,712
Cash and cash equivalents	86,611,412	937,697
Receivable for investment securities sold	58,307,018	434,194
Receivable for shares of beneficial interest sold	7,425,777	10,735
Dividends and interest receivable	1,760,084	10,968
Receivable from Investment Manager	—	16,084
Prepaid expenses	130,698	67,893
Total Assets	2,724,051,674	19,941,283

LIABILITIES:
Payable for investment securities purchased	106,826,287	575,283
Payable for shares of beneficial interest redeemed	4,249,089	49,558
Accrued investment advisory fees	1,637,165	11,169
Accrued transfer agent fees	566,402	5,664
Accrued distribution fees	194,079	2,866
Accrued administrative fees	58,137	433
Accrued shareholder servicing fees	528,520	2,347
Accrued shareholder administrative fees	21,141	198
Accrued other expenses	185,515	38,107
Total Liabilities	114,266,335	685,625
NET ASSETS	$2,609,785,339	$19,255,658

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,081,717,627	22,273,255
Undistributed net investment income (accumulated loss)	(1,679,457)	(68,759)
Undistributed net realized gain (accumulated realized loss)	215,712,048	(4,232,949)
Net unrealized appreciation on investments	314,035,121	1,284,111
NET ASSETS	$2,609,785,339	$19,255,658

* Identified cost	$2,255,780,894	$17,179,601

See Notes to Financial Statements.

	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund
NET ASSETS BY CLASS:
Class A	$—	$5,438,706
Class C	$—	$2,144,202
Class I	$2,134,646,021	$11,537,213
Class R	$475,139,318	$—
Class Z	$—	$135,537

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	274,360
Class C	—	109,252
Class I	80,442,385	580,903
Class R	19,157,272	—
Class Z	—	6,803

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$—	$19.82
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$20.92
Class C — Net Asset Value Per Share	$—	$19.63
Class I — Net Asset Value Per Share	$26.54	$19.86
Class R — Net Asset Value Per Share	$24.80	$—
Class Z — Net Asset Value Per Share	$—	$19.92

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$155,188,107	$836,043,311
Cash and cash equivalents	568,745	16,107,476
Receivable for investment securities sold	6,457,642	11,173,154
Receivable for shares of beneficial interest sold	75,954	1,249,871
Dividends and interest receivable	36,885	60,153
Prepaid expenses	18,864	110,138
Total Assets	162,346,197	864,744,103

LIABILITIES:
Payable for investment securities purchased	4,493,883	10,932,172
Payable for shares of beneficial interest redeemed	419,087	3,936,657
Written options outstanding §	525,740	—
Accrued investment advisory fees	100,054	585,759
Accrued transfer agent fees	88,762	330,967
Accrued distribution fees	9,264	14,947
Accrued administrative fees	3,620	19,887
Accrued shareholder servicing fees	32,913	180,790
Accrued shareholder administrative fees	1,317	7,232
Accrued other expenses	63,065	144,164
Total Liabilities	5,737,705	16,152,575
NET ASSETS	$156,608,492	$848,591,528

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	448,400,217	649,994,211
Undistributed net investment income (accumulated loss)	(948,169)	5,635,011
Undistributed net realized gain (accumulated realized loss)	(302,246,598)	74,526,439
Net unrealized appreciation on investments	11,403,042	118,435,867
NET ASSETS	$156,608,492	$848,591,528

* Identified cost	$143,920,429	$717,607,443
§ Written options premiums received	$661,103	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
NET ASSETS BY CLASS:
Class I	$134,527,578	$813,898,152
Class R	$22,080,914	$34,693,376

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	6,526,412	30,301,158
Class R	1,142,808	1,390,432

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share	$20.61	$26.86
Class R — Net Asset Value Per Share	$19.32	$24.95

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$13,967,410	$95,299
Interest	43,652	99
Total Income	14,011,062	95,398

EXPENSES:
Advisory fees — Note 3(a)	9,759,027	62,774
Distribution fees — Note 3(c)
Class A	—	5,286
Class C	—	9,839
Class R	1,161,451	869
Shareholder servicing fees — Note 3(j)	3,143,145	14,175
Shareholder administrative fees — Note 3(f)	125,726	1,085
Administration fees — Note 3(b)	345,746	2,432
Custodian fees	90,228	22,934
Interest expenses	—	20
Transfer agent fees and expenses — Note 3(f)	712,116	11,556
Printing fees	64,423	1,220
Professional fees	66,128	13,197
Registration fees	38,299	44,568
Trustee fees — Note 3(g)	14,660	12,185
Fund accounting fees	167,005	3,284
Miscellaneous	54,632	2,931
Total Expenses	15,742,586	208,355
Less, expense reimbursements/waivers — Note 3(a)	—	(91,697)
Net Expenses	15,742,586	116,658
NET INVESTMENT LOSS	(1,731,524)	(21,260)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	229,663,903	1,922,288
Net realized gain on foreign currency transactions	39,784	482
Net change in unrealized (depreciation) on investments, options and foreign currency	(77,118,244)	(958,204)
Net realized and unrealized gain on investments, options, and foreign currency	152,585,443	964,566
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,853,919	$943,306

* Foreign withholding taxes	$16,363	$14

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$940,658	$2,670,797
Interest	2,717	3,144
Total Income	943,375	2,673,941

EXPENSES:
Advisory fees — Note 3(a)	659,827	3,799,246
Distribution fees — Note 3(c) Class R	57,000	97,682
Shareholder servicing fees — Note 3(j)	217,048	1,172,607
Shareholder administrative fees — Note 3(f)	8,682	46,905
Administration fees — Note 3(b)	23,875	128,987
Custodian fees	71,225	42,620
Interest expenses	4,030	20
Transfer agent fees and expenses — Note 3(f)	87,225	320,601
Printing fees	1,656	19,886
Professional fees	24,686	33,764
Registration fees	2,332	40,806
Trustee fees — Note 3(g)	12,243	12,871
Fund accounting fees	11,212	60,920
Miscellaneous	9,810	37,226
Total Expenses	1,190,851	5,814,141
NET INVESTMENT LOSS	(247,476)	(3,140,200)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	18,376,630	88,435,010
Net realized gain on options written	3,019,486	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(10,358,472)	(112,641,393)
Net change in unrealized appreciation on written options	142,802	—
Net realized and unrealized gain (loss) on investments, options, and foreign currency	11,180,446	(24,206,383)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,932,970	$(27,346,583)

* Foreign withholding taxes	$731	$3,837

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Institutional Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(1,731,524)	$11,634,869
Net realized gain on investments, options and foreign currency	229,703,687	310,241,661
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(77,118,244)	212,512,645
Net increase in net assets resulting from operations	150,853,919	534,389,175

Dividends and distributions to shareholders from:

Net investment income:
Class I	(596,123)	(10,993,807)
Class R	—	(3,172,074)
Net realized gains:
Class I	(238,827,929)	(54,567,375)
Class R	(56,924,364)	(13,535,144)
Total dividends and distributions to shareholders	(296,348,416)	(82,268,400)

Increase (decrease) from shares of beneficial interest transactions:

Class I	292,059,624	117,348,627
Class R	62,365,894	13,672,964
Net increase from shares of beneficial interest transactions — Note 6(a)	354,425,518	131,021,591
Total increase	208,931,021	583,142,366

Net Assets:

Beginning of period	2,400,854,318	1,817,711,952
END OF PERIOD	$2,609,785,339	$2,400,854,318
Undistributed net investment income (accumulated loss)	$(1,679,457)	$1,214,116

See Notes to Financial Statements.

	Alger Capital Appreciation Focus Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(21,260)	$44,584
Net realized gain on investments, options and foreign currency	1,922,770	2,743,817
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(958,204)	987,405
Net increase in net assets resulting from operations	943,306	3,775,806

Increase (decrease) from shares of beneficial interest transactions:

Class A	1,775,117	3,099,905
Class C	133,269	1,608,092
Class I	2,224,063	(8,676,045)
Class R	(2,761,004)	(2,174,733)
Class Z	—	100,000
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	1,371,445	(6,042,781)

Redemption Fees:
Class A	48	36
Class C	—	156
Total Redemption Fees — Note 6(b)	48	192
Total increase (decrease)	2,314,799	(2,266,783)

Net Assets:

Beginning of period	16,940,859	19,207,642
END OF PERIOD	$19,255,658	$16,940,859
Undistributed net investment income (accumulated loss)	$(68,759)	$(43,080)

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(247,476)	$(486,928)
Net realized gain on investments, options and foreign currency	21,396,116	28,265,189
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(10,215,670)	27,196,640
Net increase in net assets resulting from operations	10,932,970	54,974,901

Dividends and distributions to shareholders from:

Net investment income:
Class I	—	(435,722)
Class R	—	(121,588)
Total dividends and distributions to shareholders	—	(557,310)

Increase (decrease) from shares of beneficial interest transactions:

Class I	(32,518,426)	(72,122,712)
Class R	(2,796,062)	(10,052,605)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(35,314,488)	(82,175,317)
Total decrease	(24,381,518)	(27,757,726)

Net Assets:

Beginning of period	180,990,010	208,747,736
END OF PERIOD	$156,608,492	$180,990,010
Undistributed net investment income (accumulated loss)	$(948,169)	$(662,996)

See Notes to Financial Statements.

	Alger Small Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(3,140,200)	$(3,906,176)
Net realized gain on investments, options and foreign currency	88,435,010	172,601,987
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(112,641,393)	114,674,518
Net increase (decrease) in net assets resulting from operations	(27,346,583)	283,370,329

Dividends and distributions to shareholders from:

Net realized gains:
Class I	(156,034,057)	(101,340,447)
Class R	(7,135,001)	(5,308,914)
Total dividends and distributions to shareholders	(163,169,058)	(106,649,361)

Increase (decrease) from shares of beneficial interest transactions:

Class I	59,438,218	(162,450,881)
Class R	2,093,345	(13,438,631)
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	61,531,563	(175,889,512)
Total increase (decrease)	(128,984,078)	831,456

Net Assets:

Beginning of period	977,575,606	976,744,150
END OF PERIOD	$848,591,528	$977,575,606
Undistributed net investment income	$5,635,011	$7,347

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund

	Class I
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$28.21	$22.85	$20.88	$19.28	$16.41	$13.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.16	0.09	(0.01)	—	0.04
Net realized and unrealized gain on investments	1.76	6.21	2.64	1.61	2.90	3.14
Total from investment operations	1.75	6.37	2.73	1.60	2.90	3.18
Dividends from net investment income	(0.01)	(0.17)	—	—	(0.03)	—
Distributions from net realized gains	(3.41)	(0.84)	(0.76)	—	—	—
Net asset value, end of period	$26.54	$28.21	$22.85	$20.88	$19.28	$16.41
Total return	6.40%	29.02%	13.70%	8.30%	17.70%	23.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,134,646	$1,958,405	$1,470,078	$1,041,609	$809,468	$632,250
Ratio of gross expenses to average net assets	1.16%	1.19%	1.19%	1.17%	1.17%	1.21%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.16%	1.19%	1.19%	1.17%	1.17%	1.21%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.65%	0.41%	(0.04)%	(0.02)%	0.32%
Portfolio turnover rate	68.59%	124.43%	137.16%	153.30%	209.52%	306.87%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

	Class R
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$26.63	$21.76	$20.01	$18.57	$15.86	$12.85

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.07)	0.04	(0.02)	(0.11)	(0.10)	(0.02)
Net realized and unrealized gain on investments	1.65	5.87	2.53	1.55	2.81	3.03
Total from investment operations	1.58	5.91	2.51	1.44	2.71	3.01
Dividends from net investment income	—	(0.20)	—	—	—	—
Distributions from net realized gains	(3.41)	(0.84)	(0.76)	—	—	—
Net asset value, end of period	$24.80	$26.63	$21.76	$20.01	$18.57	$15.86
Total return	6.13%	28.35%	13.20%	7.80%	17.10%	23.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$475,139	$442,449	$347,634	$227,260	$171,344	$89,676
Ratio of gross expenses to average net assets	1.65%	1.69%	1.69%	1.68%	1.67%	1.71%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.65%	1.69%	1.69%	1.68%	1.67%	1.71%
Ratio of net investment income (loss) to average net assets	(0.53)%	0.17%	(0.09)%	(0.56)%	(0.55)%	(0.18)%
Portfolio turnover rate	68.59%	124.43%	137.16%	153.30%	209.52%	306.87%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Focus Fund

	Class A
	Six months ended 4/30/2014(i)	From 12/31/2012 (commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$18.69	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.01)
Net realized and unrealized gain on investments	1.15	4.00
Total from investment operations	1.13	3.99
Net asset value, end of period	$19.82	$18.69
Total return(iv)	6.05%	27.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,439	$3,496
Ratio of gross expenses to average net assets	2.23%	2.49%
Ratio of expense reimbursements to average net assets	(0.93)%	(1.19)%
Ratio of net expenses to average net assets	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.23)%	(0.09)%
Portfolio turnover rate	72.54%	166.61%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	From 12/31/2012 (commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$18.58	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.09)	(0.11)
Net realized and unrealized gain on investments	1.14	3.99
Total from investment operations	1.05	3.88
Net asset value, end of period	$19.63	$18.58
Total return(iv)	5.60%	26.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,144	$1,913
Ratio of gross expenses to average net assets	3.01%	3.27%
Ratio of expense reimbursements to average net assets	(0.96)%	(1.22)%
Ratio of net expenses to average net assets	2.05%	2.05%
Ratio of net investment income (loss) to average net assets	(0.96)%	(0.83)%
Portfolio turnover rate	72.54%	166.61%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

	Class I
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$18.72	$14.53	$13.75	$13.03	$11.17	$9.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.15	(0.03)	(0.04)	0.07	0.04
Net realized and unrealized gain on investments	1.15	4.04	0.81	0.86	1.83	1.65
Total from investment operations	1.14	4.19	0.78	0.82	1.90	1.69
Dividends from net investment income	—	—	—	(0.10)	(0.04)	—
Net asset value, end of period	$19.86	$18.72	$14.53	$13.75	$13.03	$11.17
Total return(iii)	6.09%	28.84%	5.70%	6.30%	17.10%	17.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,537	$8,684	$15,101	$16,294	$22,961	$39,412
Ratio of gross expenses to average net assets	2.20%	2.32%	1.83%	1.69%	1.36%	1.37%
Ratio of expense reimbursements to average net assets	(1.05)%	(0.94)%	—	—	—	—
Ratio of net expenses to average net assets	1.15%	1.38%	1.83%	1.69%	1.36%	1.37%
Ratio of net investment income (loss) to average net assets	(0.08)%	0.95%	(0.22)%	(0.27)%	0.56%	0.46%
Portfolio turnover rate	72.54%	166.61%	153.72%	57.74%	58.73%	87.57%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Six months ended 4/30/2014(i)	From 12/31/2012 (commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$18.75	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.02	0.04
Net realized and unrealized gain on investments	1.15	4.01
Total from investment operations	1.17	4.05
Net asset value, end of period	$19.92	$18.75
Total return(iv)	6.24%	27.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$136	$128
Ratio of gross expenses to average net assets	7.52%	10.11%
Ratio of expense reimbursements to average net assets	(6.63)%	(9.22)%
Ratio of net expenses to average net assets	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.19%	0.32%
Portfolio turnover rate	72.54%	166.61%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$19.43	$14.59	$13.50	$13.11	$10.68	$8.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.03)	—	(0.10)	0.01	(0.04)
Net realized and unrealized gain on investments	1.20	4.91	1.09	0.52	2.42	1.96
Total from investment operations	1.18	4.88	1.09	0.42	2.43	1.92
Dividends from net investment income	—	(0.04)	—	(0.03)	—	—
Net asset value, end of period	$20.61	$19.43	$14.59	$13.50	$13.11	$10.68
Total return	6.12%	33.41%	8.10%	3.30%	22.80%	21.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$134,527	$157,391	$182,087	$317,893	$737,099	$872,936
Ratio of gross expenses to average net assets	1.31%	1.29%	1.23%	1.18%	1.12%	1.17%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.31%	1.29%	1.23%	1.18%	1.12%	1.17%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.19)%	0.02%	(0.69)%	0.07%	(0.44)%
Portfolio turnover rate	91.10%	153.89%	232.99%	233.50%	193.69%	297.99%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

	Class R
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$18.26	$13.81	$12.85	$12.51	$10.24	$8.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.11)	(0.07)	(0.17)	(0.05)	(0.08)
Net realized and unrealized gain on investments	1.13	4.63	1.03	0.51	2.32	1.87
Total from investment operations	1.06	4.52	0.96	0.34	2.27	1.79
Dividends from net investment income	—	(0.07)	—	—	—	—
Net asset value, end of period	$19.32	$18.26	$13.81	$12.85	$12.51	$10.24
Total return	5.81%	32.83%	7.50%	2.70%	22.20%	21.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$22,081	$23,599	$26,661	$34,795	$50,016	$50,919
Ratio of gross expenses to average net assets	1.79%	1.79%	1.76%	1.74%	1.65%	1.68%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.79%	1.79%	1.76%	1.74%	1.65%	1.68%
Ratio of net investment income (loss) to average net assets	(0.71)%	(0.69)%	(0.50)%	(1.24)%	(0.46)%	(0.96)%
Portfolio turnover rate	91.10%	153.89%	232.99%	233.50%	193.69%	297.99%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$33.48	$28.16	$26.99	$25.28	$19.90	$16.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.11)	(0.15)	(0.26)	(0.22)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.78)	8.66	2.45	1.97	5.60	3.54
Total from investment operations	(0.88)	8.55	2.30	1.71	5.38	3.38
Distributions from net realized gains	(5.74)	(3.23)	(1.13)	—	—	—
Net asset value, end of period	$26.86	$33.48	$28.16	$26.99	$25.28	$19.90
Total return	(3.39)%	33.71%	8.93%	6.80%	27.00%	20.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$813,898	$936,554	$929,237	$1,119,966	$1,104,866	$968,776
Ratio of gross expenses to average net assets	1.22%	1.25%	1.23%	1.18%	1.23%	1.32%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.22%	1.25%	1.23%	1.18%	1.23%	1.32%
Ratio of net investment income (loss) to average net assets	(0.65)%	(0.38)%	(0.54)%	(0.94)%	(0.94)%	(0.94)%
Portfolio turnover rate	39.63%	77.38%	72.43%	70.57%	61.40%	90.49%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

	Class R
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$31.58	$26.85	$25.91	$24.39	$19.30	$16.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.16)	(0.23)	(0.28)	(0.40)	(0.31)	(0.22)
Net realized and unrealized gain (loss) on investments	(0.73)	8.19	2.35	1.92	5.40	3.44
Total from investment operations	(0.89)	7.96	2.07	1.52	5.09	3.22
Distributions from net realized gains	(5.74)	(3.23)	(1.13)	—	—	—
Net asset value, end of period	$24.95	$31.58	$26.85	$25.91	$24.39	$19.30
Total return	(3.63)%	33.05%	8.40%	6.20%	26.40%	20.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$34,694	$41,022	$47,507	$62,211	$68,071	$51,707
Ratio of gross expenses to average net assets	1.71%	1.73%	1.73%	1.71%	1.69%	1.73%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.71%	1.73%	1.73%	1.71%	1.69%	1.73%
Ratio of net investment income (loss) to average net assets	(1.14)%	(0.83)%	(1.05)%	(1.47)%	(1.40)%	(1.35)%
Portfolio turnover rate	39.63%	77.38%	72.43%	70.57%	61.40%	90.49%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Accounting Standards Codification 946 Financial Services — Investment Companies.  The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.  The Class R Shares of Alger Capital Appreciation Focus Fund were converted to Class I Shares of the Alger Capital Appreciation Focus Fund on November 25, 2013.

Each Fund offers one or more of the following share classes: Class A, C, I, R and Z. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its transfer agency and sub-transfer agency services and each of Classes A, C and R bears the cost of its plan of distribution.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include unobservable market information which can include cash

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction,

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S., as well as New York State and New York City.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2009-2013.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period.  All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees:  Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2014, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.810%	0.650%	0.600%	0.800%
Alger Capital Appreciation Focus Fund(b)	0.710	0.600	—	0.710

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Mid Cap Growth Institutional Fund(b)	0.760	0.700	—	0.760
Alger Small Cap Growth Institutional Fund(b)	0.810	0.750	—	0.810

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has established expense caps for the Alger Capital Appreciation Focus Fund Class A, Class C, Class I and Class Z shares, effective through February 28, 2015, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Z	APRIL 30, 2014
Alger Capital Appreciation Focus Fund	1.30%	2.05%	1.15%	0.89%	$91,697

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Capital Appreciation Focus Fund pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Capital Appreciation Focus Fund pay Alger Inc. a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund pay Alger Inc. a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d) Sales Charges: Purchases and sales of shares of the Alger Capital Appreciation Focus Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2014, there were no initial sales charges or contingent deferred sales charges imposed.

(e) Brokerage Commissions: During the six months ended April 30, 2014, the Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc. commissions of $611,554, $3,343, $69,903 and $307,161, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees:  The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of the daily net assets of the Class I, Class R and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2014, Alger Management charged back to the Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $412,916, $2,909, $66,638 and $250,725, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(g) Trustee Fees: From November 1, 2013 through March 5, 2014, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.  There were no interfund loans outstanding during the six months ended April 30, 2014.

During the six months ended April 30, 2014, Alger Mid Cap Growth Institutional Fund incurred interest expenses of $1,713, in connection with interfund loans.

(i) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At April 30, 2014, Alger Management and its affiliates owned the following shares:

	A	C	I	Z
Alger Capital Appreciation Focus Fund	58,524	6,803	—	6,803

(j) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each Fund pay Alger Inc. a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes.  The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than U.S. Government and short-term securities, for the six months ended April 30, 2014:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,776,238,722	$1,700,601,762
Alger Capital Appreciation Focus Fund	13,366,720	12,498,076
Alger Mid Cap Growth Institutional Fund	158,429,888	184,733,743
Alger Small Cap Growth Institutional Fund	366,109,770	450,844,163

Written call and put options activity for the six months ended April 30, 2014, was as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Call Options outstanding at October 31, 2013	962	$226,400
Call Options written	6,315	2,062,868
Call Options closed	(4,800)	(1,404,257)
Call Options expired	(243)	(37,215)
Call Options exercised	(1,805)	(612,169)
Call Options outstanding at April 30, 2014	429	$235,627

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Put Options outstanding at October 31, 2013	2,043	$476,800
Put Options written	20,164	4,204,759
Put Options closed	(14,211)	(3,215,722)
Put Options expired	(3,103)	(240,528)
Put Options exercised	(2,706)	(799,833)
Put Options outstanding at April 30, 2014	2,187	$425,476

As of April 30, 2014, Alger Mid Cap Growth Institutional Fund had portfolio securities and cash valued at $9,989,162, segregated as collateral for written options.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the six months ended April 30, 2014, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Focus Fund	$90	2.19%
Alger Mid Cap Growth Institutional Fund	361,758	1.24
Alger Small Cap Growth Institutional Fund	1,783	2.19

The highest amount borrowed during the six months ended April 30, 2014 for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Focus Fund	$16,350
Alger Mid Cap Growth Institutional Fund	8,088,000
Alger Small Cap Growth Institutional Fund	227,330

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes, except that the shares of Alger Capital Appreciation Focus Fund are divided into five separate classes.  The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	14,138,886	$384,131,923	21,503,033	$527,135,572
Dividends reinvested	8,865,721	231,040,701	2,816,247	63,309,222
Shares redeemed	(11,982,443)	(323,113,000)	(19,231,001)	(473,096,167)
Net increase	11,022,164	$292,059,624	5,088,279	$117,348,627
Class R:
Shares sold	2,561,194	$65,074,428	4,781,638	$110,376,397
Dividends reinvested	2,185,790	53,333,271	723,239	15,412,221
Shares redeemed	(2,204,082)	(56,041,805)	(4,868,905)	(112,115,654)
Net increase	2,542,902	$62,365,894	635,972	$13,672,964
Alger Capital Appreciation Focus Fund
Class A:
Shares sold	107,948	$2,185,378	199,296	$3,306,697
Shares redeemed	(20,623)	(410,213)	(12,261)	(206,756)
Net increase	87,325	$1,775,165	187,035	$3,099,941
Class C:
Shares sold	19,164	$373,045	107,823	$1,688,349
Shares redeemed	(12,884)	(239,776)	(4,851)	(80,101)
Net increase	6,280	$133,269	102,972	$1,608,248
Class I:
Shares sold	199,083	$3,853,161	192,409	$3,158,003
Shares redeemed	(82,194)	(1,629,098)	(767,418)	(11,834,048)
Net increase (decrease)	116,889	$2,224,063	(575,009)	$(8,676,045)
Class R:
Shares sold	—	$—	64,547	$983,773
Shares redeemed	(154,099)	(2,761,004)	(205,150)	(3,158,506)
Net decrease	(154,099)	$(2,761,004)	(140,603)	$(2,174,733)
Class Z:
Shares sold	—	$—	6,803	$100,000
Net increase	—	$—	6,803	$100,000

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	480,071	$9,882,395	1,854,152	$31,626,662
Dividends reinvested	—	—	23,607	360,006
Shares redeemed	(2,053,894)	(42,400,821)	(6,258,073)	(104,109,380)
Net decrease	(1,573,823)	$(32,518,426)	(4,380,314)	$(72,122,712)
Class R:
Shares sold	176,918	$3,421,291	316,600	$4,998,890
Dividends reinvested	—	—	5,780	83,178
Shares redeemed	(326,743)	(6,217,353)	(960,803)	(15,134,673)
Net decrease	(149,825)	$(2,796,062)	(638,423)	$(10,052,605)
Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	3,683,857	$108,790,734	6,783,858	$199,141,335
Dividends reinvested	5,276,199	148,050,150	3,718,319	96,639,117
Shares redeemed	(6,628,407)	(197,402,666)	(15,532,917)	(458,231,333)
Net increase (decrease)	2,331,649	$59,438,218	(5,030,740)	$(162,450,881)
Class R:
Shares sold	147,154	$4,025,515	292,760	$8,142,955
Dividends reinvested	249,059	6,502,925	195,542	4,812,278
Shares redeemed	(304,928)	(8,435,095)	(958,711)	(26,393,864)
Net increase (decrease)	91,285	$2,093,345	(470,409)	$(13,438,631)

(b) Redemption Fee: The Alger Capital Appreciation Focus Fund Class A and Class C may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

At October 31, 2013, the Funds, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
2016	—	$1,941,988	$1,051,020	—
2017	—	4,214,883	322,038,630	—
Total	—	6,156,871	323,089,650	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended October 31, 2013 the Alger Capital Appreciation Focus Fund, and Alger Mid Cap Growth Institutional Fund utilized $2,711,009, and $17,308,818 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2014 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$488,364,686	$488,264,960	—	$99,726
Consumer Staples	167,732,160	167,732,160	—	—
Energy	131,334,907	131,334,907	—	—
Financials	154,528,143	154,528,143	—	—
Health Care	432,885,105	432,885,105	—	—
Industrials	266,750,144	266,750,144	—	—
Information Technology	738,933,750	738,933,750	—	—
Materials	95,531,599	95,531,599	—	—
Telecommunication Services	57,860,840	57,860,840	—	—
TOTAL COMMON STOCKS	$2,533,921,334	$2,533,821,608	—	$99,726
MASTER LIMITED PARTNERSHIP
Financials	31,418,897	31,418,897	—	—
PREFERRED STOCKS
Consumer Discretionary	859,949	—	—	859,949
Health Care	3,616,505	—	3,616,505	—
TOTAL PREFERRED STOCKS	$4,476,454	—	$3,616,505	$859,949
TOTAL INVESTMENTS IN SECURITIES	$2,569,816,685	$2,565,240,505	$3,616,505	$959,675

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,783,615	$3,783,615	—	—
Consumer Staples	990,911	990,911	—	—
Energy	1,059,475	1,059,475	—	—
Financials	1,512,121	1,512,121	—	—
Health Care	2,512,598	2,512,598	—	—
Industrials	1,808,226	1,808,226	—	—
Information Technology	5,503,372	5,503,372	—	—
Materials	932,242	932,242	—	—
TOTAL COMMON STOCKS	$18,102,560	$18,102,560	—	—
MASTER LIMITED PARTNERSHIP
Financials	361,152	361,152	—	—
TOTAL INVESTMENTS IN SECURITIES	$18,463,712	$18,463,712	—	—

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	41,965,290	41,958,146	—	7,144
Consumer Staples	8,259,450	8,259,450	—	—
Energy	9,896,232	9,896,232	—	—
Financials	9,475,793	9,475,793	—	—
Health Care	22,561,937	22,561,937	—	—
Industrials	19,778,816	19,778,816	—	—
Information Technology	29,709,161	29,709,161	—	—
Materials	10,590,192	10,590,192	—	—
TOTAL COMMON STOCKS	$152,236,871	$152,229,727	—	$7,144
MASTER LIMITED PARTNERSHIP
Financials	1,421,144	1,421,144	—	—
PREFERRED STOCKS
Consumer Discretionary	61,607	—	—	61,607
Health Care	245,775	—	245,775	—
TOTAL PREFERRED STOCKS	$307,382	—	$245,775	$61,607
PURCHASED OPTIONS
Energy	40,256	39,506	750	—
Financials	12,150	12,150	—	—
TOTAL PURCHASED OPTIONS	$52,406	$51,656	$750	—
REAL ESTATE INVESTMENT TRUST
Financials	1,170,304	1,170,304	—	—
TOTAL INVESTMENTS IN SECURITIES	$155,188,107	$154,872,831	$246,525	$68,751

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$516,290	$319,690	$196,600	—
Financials	9,450	9,450	—	—
TOTAL OPTIONS WRITTEN	$525,740	$329,140	$196,600	—

Alger Small Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	131,537,346	131,537,346	—	—
Consumer Staples	33,084,013	33,084,013	—	—
Energy	48,057,631	48,057,631	—	—
Financials	36,522,684	36,522,684	—	—
Health Care	173,348,243	173,348,243	—	—
Industrials	147,321,040	147,321,040	—	—
Information Technology	179,863,007	179,863,007	—	—
Materials	56,818,939	56,818,939	—	—
Telecommunication Services	4,343,220	4,343,220	—	—
TOTAL COMMON STOCKS	$810,896,123	$810,896,123	—	—
MASTER LIMITED PARTNERSHIP
Financials	3,479,276	3,479,276	—	—
PREFERRED STOCKS
Health Care	1,335,699	—	1,335,699	—
REAL ESTATE INVESTMENT TRUST
Financials	20,332,213	20,332,213	—	—
RIGHTS
Health Care	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$836,043,311	$834,707,612	$1,335,699	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	63,576
Purchases, issuances, sales, and settlements
Purchases	36,150
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	99,726
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$36,150

Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	344
Purchases, issuances, sales, and settlements
Purchases	859,605
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	859,949
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$344

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	4,554
Purchases, issuances, sales, and settlements
Purchases	2,590
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	7,144
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$4,554

Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	24
Purchases, issuances, sales, and settlements
Purchases	61,583
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	61,607
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$24

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Financial Asset	Fair Value as of April 30, 2014	Valuation Technique	Unobservable Input	Range
Alger Capital Appreciation Institutional Fund
Common Stocks	$99,726	Market	Revenue Multiple	1.5x to 3.9x
		Approach	EBITDA Multiple	13.1x to 36.2x
Preferred Stocks	$859,949	Market	Revenue Multiple	1.5x to 3.9x
		Approach	EBITDA Multiple	13.1x to 36.2x
Alger Mid Cap Growth Institutional Fund
Common Stocks	$7,144	Market	Revenue Multiple	1.5x to 3.9x
		Approach	EBITDA Multiple	13.1x to 36.2x
Preferred Stocks	$61,607	Market	Revenue Multiple	1.5x to 3.9x
		Approach	EBITDA Multiple	13.1x to 36.2x

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On April 30, 2014 there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Institutional Fund	$86,611,412	$86,611,412	—	—
Alger Capital Appreciation Focus Fund	937,697	937,697	—	—
Alger Mid Cap Growth Institutional Fund	568,745	568,745	—	—
Alger Small Cap Growth Institutional Fund	16,107,476	16,107,476	—	—
Total	$104,225,330	$104,225,330	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the six months ended April 30, 2014, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Portfolios’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

The fair values of derivative instruments as of April 30, 2014 are as follows:

Alger Mid Cap Growth Institutional Fund

	ASSET DERIVATIVES 2014		LIABILITY DERIVATIVES 2014
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$52,406	—	—
Written Put Options	—	—	Written Options Outstanding, at value	$284,065
Written Call Options	—	—	Written Options Outstanding, at value	241,675
Total		$52,406		$525,740

For the six months ended April 30, 2014, Alger Mid Cap Growth Institutional Fund had option purchases of $4,232,711 and option sales of $6,576,040. The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 is as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NET REALIZED LOSS ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(597,728)
Written Options	3,019,486
Total	$2,421,758

NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(9,232)
Written Options	142,803
Total	$133,571

NOTE 10 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2014 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and/or disclosure.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2013 and ending April 30, 2014.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Six Months Ended April 30, 2014(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2014(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,064.05	$5.94	1.16%
	Hypothetical(c)	1,000.00	1,019.04	5.81	1.16
Class R	Actual	1,000.00	1,061.25	8.43	1.65
	Hypothetical(c)	1,000.00	1,016.61	8.25	1.65

Alger Capital Appreciation Focus Fund
Class A	Actual	$1,000.00	$1,060.46	$6.59	1.30%
	Hypothetical(c)	1,000.00	1,018.40	6.46	1.30
Class C	Actual	1,000.00	1,055.97	10.45	2.05
	Hypothetical(c)	1,000.00	1,014.63	10.24	2.05
Class I	Actual	1,000.00	1,060.90	5.88	1.15
	Hypothetical(c)	1,000.00	1,019.09	5.76	1.15
Class Z	Actual	1,000.00	1,062.40	4.55	0.89
	Hypothetical(c)	1,000.00	1,020.38	4.46	0.89

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,061.25	$6.70	1.31%
	Hypothetical(c)	1,000.00	1,018.30	6.56	1.31
Class R	Actual	1,000.00	1,058.05	9.13	1.79
	Hypothetical(c)	1,000.00	1,015.92	8.95	1.79

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$966.07	$5.95	1.22%
	Hypothetical(c)	1,000.00	1,018.74	6.11	1.22
Class R	Actual	1,000.00	963.71	8.33	1.71
	Hypothetical(c)	1,000.00	1,016.31	8.55	1.71

(a)              Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 181/365 (to reflect the one-half year period).

(b)              Annualized.

(c)               5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions
• seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance.  Please contact the Funds at (800) 992-3863 to obtain such information.

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THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AIFSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 16, 2014

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 16, 2014